Goodwill and Other Intangible Assets	12 Months Ended
Apr. 30, 2013
Goodwill and Other Intangible Assets [Abstract]
Goodwill and Other Intangible Assets

NOTE 7	GOODWILL AND OTHER INTANGIBLE ASSETS

A summary of changes in goodwill during the years ended April 30, 2013 and 2012, by reportable segment is as follows:

	U.S. Retail Coffee	U.S. Retail Consumer Foods	International, Foodservice, and Natural Foods	Total
Balance at May 1, 2011	$1,635.4	$1,036.1	$141.2	$2,812.7
Acquisitions	84.8	—	156.8	241.6
Other	0.1	(0.9)	1.1	0.3

Balance at April 30, 2012	$1,720.3	$1,035.2	$299.1	$3,054.6
Other	—	(0.6)	(1.1)	(1.7)

Balance at April 30, 2013	$1,720.3	$1,034.6	$298.0	$3,052.9

The other amounts primarily represent foreign currency exchange during April 30, 2013 and 2012.

Other intangible assets and related accumulated amortization and impairment charges are as follows:

	April 30, 2013			April 30, 2012
	Acquisition Cost	Accumulated Amortization/ Impairment Charges	Net	Acquisition Cost	Accumulated Amortization/ Impairment Charges	Net
Finite-lived intangible assets subject to amortization:
Customer and contractual relationships	$1,415.1	$314.8	$1,100.3	$1,415.1	$238.4	$1,176.7
Patents and technology	158.8	49.3	109.5	158.8	36.9	121.9
Trademarks	62.5	26.9	35.6	62.5	18.9	43.6

Total intangible assets subject to amortization	$1,636.4	$391.0	$1,245.4	$1,636.4	$294.2	$1,342.2

Indefinite-lived intangible assets not subject to amortization:
Trademarks	$1,855.6	$11.6	$1,844.0	$1,855.6	$10.8	$1,844.8

Total other intangible assets	$3,492.0	$402.6	$3,089.4	$3,492.0	$305.0	$3,187.0

Amortization expense for finite-lived intangible assets was $96.6, $87.7, and $73.4 in 2013, 2012, and 2011, respectively. The weighted-average useful lives of the customer and contractual relationships, patents and technology, and trademarks are 19 years, 13 years, and 9 years, respectively. The weighted-average useful life of the total finite-lived intangible assets is 18 years. Based on the amount of intangible assets subject to amortization at April 30, 2013, the estimated amortization expense is $97.7 for 2014, $96.5 for both 2015 and 2016, $95.9 for 2017, and $91.8 for 2018.

We review goodwill and other indefinite-lived intangible assets at least annually for impairment. The annual impairment review was performed as of February 1, 2013. Goodwill impairment is tested at the reporting unit level. We have six reporting units. No goodwill or other indefinite-lived intangible asset impairment was recognized as a result of the annual evaluation performed as of February 1, 2013. The estimated fair value of each reporting unit and other indefinite-lived intangible asset was substantially in excess of its carrying value as of the annual test date, with the exception of the Crisco trademark. A sensitivity analysis was performed on the Crisco trademark and yielded an estimated fair value slightly below carrying value resulting from a hypothetical 50 basis point increase in the discount rate and a 50 basis point decrease in the expected long-term growth rate. The Crisco trademark represents less than 10 percent of total other indefinite-lived intangible assets.

Nonrecurring fair value adjustments of $4.6 and $17.6 were recognized related to the impairment of certain intangible assets in 2012 and 2011, respectively. The impairment recognized in 2012 was related to a finite-lived trademark upon evaluation of the historical performance and future growth of this regional canned milk brand. The majority of the impairment recognized in 2011 was related to the Europe’s Best trademark and customer relationship. In October 2011, we sold the Europe’s Best frozen fruit and vegetable business, resulting in a loss of $11.3.